Exhibit 10.2

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT (“Agreement”) is made as of the 31st day of January 2014, by and among Mad Catz, Inc., a Delaware corporation, and Mad Catz Interactive, Inc., a corporation organized under the Business Corporation Law of Canada and its affiliated and subsidiary companies on the one hand (collectively, “Mad Catz”) and the undersigned former Stockholders of Tritton Technologies, Inc., that entered into that certain Stock Purchase Agreement dated May 28, 2010 on the other hand (collectively, the “Sellers”). Mad Catz and Sellers may be individually referred to throughout this Agreement as “the Party,” and collectively as “the Parties.”

RECITALS

A. WHEREAS on May 28, 2010, Mad Catz and Sellers entered into a Stock Purchase Agreement (the “Transaction”) whereby Mad Catz purchased all Sellers’ interest, right, and title in and to Tritton Technologies, Inc., a Delaware corporation (“Tritton”). As part of the Transaction, certain upfront monies were paid by Mad Catz to the Sellers, but the vast majority of the cash consideration consisted of an earn-out based upon certain sales criteria involving Tritton-branded and other audio products; and

B. WHEREAS on May 28, 2010, Chris Von Huben (“Von Huben”) and Mad Catz, Inc. entered into an Employment Agreement (the “Employment Agreement”); and

C. WHEREAS following the Transaction and the subsequent integration of the Tritton business into the Mad Catz business, certain disputes arose concerning representations made by the Parties prior to the Transaction regarding the earn-out, as well as other matters. As a result of these disputes, as well as various vagaries in the ongoing business that relate directly to the amount of any future earn-out, the Parties have determined that it is in the best interest of all involved to entered into this Agreement to provide more certainty as to payment amounts, as well as the timing of payments; and

D. WHEREAS Mr. Von Huben desires to voluntarily terminate his employment with Mad Catz and to resign from Mad Catz without “Good Reason”, as that term is defined in the Employment Agreement; and

E. WHEREAS the Parties desire to settle and resolve, pursuant to the terms and conditions set forth herein below, all Claims that have, or possibly could arise as a result of the Transaction, Mr. Von Huben’s Employment Agreement or any of the Sellers’ dealings with Mad Catz, whether before or after the Transaction or the Employment Agreement;

NOW, THEREFORE, IT IS HEREBY STIPULATED, CONSENTED, AND AGREED by the Parties, through their respective counsel, that all matters encompassed within the scope of the releases and waivers set forth or referenced in this Agreement, including but not limited to all matters dealing with the above-mentioned Stock Purchase Agreement and Employment Agreement, and any of the Sellers’ dealings with Mad Catz shall be finally, fully, and forever compromised, settled, and released.

AGREEMENT

1.	Additional Definitions

1.1.	“Related Parties” means each of the Parties’ past or present directors, officers, employees, partners, insurers, co-insurers, reinsurers, principals, agents, controlling shareholders, attorneys, accountants or auditors, advisors, investment advisors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, and related or affiliated entities.

1.2.	“Claims” means all claims, claims for money, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters, and issues of any kind or nature and description whatsoever, whether known or unknown, contingent, or absolute, suspected or unsuspected, disclosed or undisclosed, matured or unmatured, that have been, could have been, or in the future, can or might be asserted in any court, tribunal or proceeding, whether arising under contract, employment, federal, state, local, statutory, common or foreign law, or any other law, rule or regulation, whether based in law or equity.

2.	Effective Date

This Agreement when fully executed shall be effective. January 31, 2014 (“Effective Date”).

3.	Payment From Mad Catz

3.1.	Mad Catz shall pay Sellers the sums set forth on Exhibit A on the dates set forth next to said sums by wire transfer (the “Settlement Amount”). Mad Catz has also issued a promissory note to the Sellers in connection with this Agreement, which is attached hereto as Exhibit B (“Promissory Note”) , which shall be incorporated by reference as if fully set forth herein.

3.2.	The payments identified in Paragraph 3.1 will be provided on the dates identified in the Note and shall be made via wire transfer. In addition to any other consideration provided for herein, Mad Catz agrees to pay Mr. Von Huben an additional $30,282.00 upon execution of this Agreement.

3.3.	Mad Catz shall pay for the medical, dental and vision insurance for Mr. Von Huben and his immediate family as provided by Mad Catz for its employees from time to time beginning on February 1, 2014 and continuing until January 31, 2015.

3.4.	Mad Catz shall pay to Mr. Von Huben an amount equal to $14,976.54, which represents accrued salary and Paid Time Off through the Effective Date.

3.5.	Mad Catz acknowledges and agrees that as part of this Agreement, Mr. Von Huben is hereby discharged and released from any non-competition or non-compete obligations he may have owed to Mad Catz either as a result of the terms and conditions of the Stock Purchase Agreement or the terms of his Employment Agreement.

4.	Seller’s Obligations

4.1	Mr. Von Huben will voluntarily resign from his employment with Mad Catz effective January 31, 2014. Mr. Von Huben agrees that his resignation is not for “Good Reason” as that term is defined in his Employment Agreement.

5.	Mutual Releases And Waivers

5.1.

Mutual Release of Claims. Each Party on behalf of itself and on behalf of its Related Parties hereby releases and waives, and forever discharges the other Party from any and all Claims of any nature it may have against the other Party and its Related Parties from the beginning of time until the present date, including but not limited to any Claims related to that certain Stock Purchase Agreement entered into on May 28, 2010 by and between the Parties. Mr. Von Huben hereby releases Mad Catz and its officers, directors, agents, attorneys, employees, shareholders, parents, subsidiaries, and affiliates from any and all claims, liabilities, demands, causes of action, attorneys’ fees, damages or obligations of every kind and nature, whether they are now known or unknown, arising at any time prior to the Effective Date and which arise out of his employment or his termination of employment with Mad Catz, including, without limitation, any such claims based on federal and state statutory and common law, breach of contract, tort, wrongful termination, discrimination, wages or benefits, or claims for any form of compensation for services. The Parties hereby release each other and each of their Related Parties from any Claims arising out of or related to the Transaction. Mad Catz and Mr. Von Huben hereby release each other and each of their Related Parties from any Claims arising out of or related to the Employment Agreement.

5.2.	Waiver of Section 1542. The Parties have been informed of and acknowledge that they understand the provisions of Section 1542 of the Civil Code of the State of California, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THIS RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each Party acknowledges that it waives and relinquishes all rights and benefits which it has or may have under Section 1542 of the Civil Code of the State of California, or the law of any other state or jurisdiction to the same or similar effect, to the full extent it may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement.

For the sake of absolute clarity, the Parties have included the following language so that there is no misunderstanding about the broad scope of the release being sought and given hereunder by each of the Parties.

Thus, notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release and discharge of the Parties, Related Parties, and Releasees, as defined above, the parties expressly acknowledges that this release is intended to include in its effect, without limitation, all claims not known or suspected to exist at the time of signing this Settlement Agreement, and that this release contemplates the extinguishment of any such claim or claims which a Party may have against the other, Related Parties and/or Releasees.

The Parties warrant that they have read this Settlement Agreement, including this waiver of California Civil Code Section 1542, and that they have consulted counsel about this Settlement Agreement and specifically about the waiver of Section 1542, and that they understand the Settlement Agreement and the Section 1542 waiver, and so freely and knowingly enter into this Settlement Agreement. The Parties acknowledge that they may hereafter discover facts different from or in addition to those they now know or believes to be true regarding the matters released or described in this Settlement Agreement, and they agree that the releases and agreements contained in this Settlement Agreement shall be and will remain effective in all respects notwithstanding any later discovery of any such different or additional facts. The parties hereby assume any and all risk of any mistake in connection with the true facts involved in the matters, disputes, or controversies described in this Settlement Agreement or with regard to any facts which are now unknown to either Party relating to them.

6.	Acknowledgements, Confidential Information and Non-Disparage

6.1.	Acknowledgement of ADEA Rights. By this Agreement, Mr. Von Huben acknowledges that he is knowingly and voluntarily waiving and releasing any rights he may have under the federal Age Discrimination in Employment Act of 1967, as amended (“ADEA”). Mr. Von Huben also acknowledges that the consideration given for the waiver in the above paragraph is in addition to anything of value to which he was already entitled. Mr. Von Huben has been advised by this writing, as required by the ADEA that: (a) his waiver and release do not apply to any claims that may arise after his signing of this Agreement; (b) he should consult with an attorney prior to executing this Agreement; (c) has twenty-one (21) days within which to consider this release (although he may choose to voluntarily execute this release earlier); (d) he has seven (7) days following the execution of this release to revoke the release; and (e) this release will not be effective until the eighth day after the Effective Date.

6.2.

Confidential Information. Mr. Von Huben hereby acknowledges that he has had access to confidential and proprietary information and trade secrets of Mad Catz in connection with his relationship therewith. Mr. Von Huben hereby acknowledges that such information includes, but is not limited to: (a) inventions, developments, designs, applications, improvements, trade secrets, formulae, know-how, methods or processes, discoveries, techniques, plans, strategies and data (hereinafter “Inventions”); and (b) plans for research, developments, new products, marketing and selling, information regarding business plans, budgets and unpublished financial statements, licenses, prices and costs, information concerning potential and existing suppliers and customers and information regarding the skills and compensation of employees of the Company (collectively, with Inventions, hereinafter referred to as “Proprietary Information”). In view of the foregoing, Mr. Von Huben hereby agrees, warrants and acknowledges that:

(a)	Upon the Separation Date, Mr. Von Huben will surrender and deliver to Mad Catz all documents, notes, laboratory notebooks, drawings, specification, calculations, sequences, data and other materials of any nature pertaining to his work with Mad Catz, and any documents or data of any description (or any reproduction of any documents or data) containing or pertaining to any of the foregoing Proprietary Information.

(b)	Mr. Von Huben has held and will continue to hold in confidence and trust all Proprietary Information and shall not use or disclose any Proprietary Information or anything related to such information without the prior written consent of the Company, unless otherwise permitted by law.

(c)	Mr. Von Huben hereby assigns to Mad Catz his entire right, title and interest in and to any and all Inventions (and all proprietary rights with respect thereto) whether or not patentable or registrable under copyright or similar statues, made, conceived of, reduced to practice or learned, by Mr. Von Huben, either alone or jointly with others, during the course of his relationship with Mad Catz that pertain or relate to hardware products in the console gaming, computer gaming, or mobile gaming devices industry.

The parties acknowledge and agree that the terms of California Labor Code Section 2870 apply to subsection (c) above.

(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1) Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2) Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

The parties specifically acknowledge that Mr. Von Huben is free to use the idea of an adjustable knob on the side of the headsets as is Mad Catz.

(d)	Mr. Von Huben will assist Mad Catz in every proper way to obtain, and from time to time enforce, United States and foreign proprietary rights relating to Inventions in any and all countries. To that end, Mr. Von Huben agrees to execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as Mad Catz may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such proprietary rights and the assignment thereof. In addition, Mr. Von Huben will execute, verify and deliver assignments of such proprietary rights to Mad Catz or its designee. Mr. Von Huben obligations to assist Mad Catz with respect to proprietary rights relating to such Inventions in any and all countries shall continue beyond the termination of his employment, but the Company shall compensate him at a reasonable rate after his resignation for the time actually spent by Mr. Von Huben at Mad Catz’ request on such assistance.

(e)	In the event Mad Catz is unable for any reason, after reasonable effort, to secure Mr. Von Huben’s signature on any document needed in connection with the actions specified in the preceding paragraph, Mr. Von Huben hereby irrevocably designates and appoints Mad Catz and its duly authorized officers and agents as his agent and attorney in fact, which appointment is coupled with an interest, to act for and in his behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by Mr. Von Huben. Mr. Von Huben hereby waives and quitclaims to Mad Catz any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any proprietary rights assigned hereunder to Mad Catz.

6.3.	Non-Disparagement. The Parties hereby agree not to disparage each other and, if applicable, their officers, directors, employees, shareholders and agents, in any manner likely to be harmful to them or their business, business reputation or personal reputation; provided that the Parties may respond accurately and fully to any question, inquiry or request for information when required by legal process.

7.	Miscellaneous Provisions

7.1.	Agreement Not an Admission of Liability. The Parties agree and acknowledge that this Agreement is a compromise settlement and that the sums and covenants given, in consideration of this Agreement, as well as the execution of this Agreement, shall not be construed to be an admission of liability on the part of any Party with respect to matters that relate to, arise from, or are in any manner connected with the Transaction or Employment Agreement .

7.2.	Representations and Warranties. Each Party separately represents and warrants that it: (a) has the full power and authority to enter into and perform its obligations under and with respect to this Agreement; (b) owns the rights released herein and has not assigned or transferred, or purported to assign or transfer, any rights to any other person or entity; (c) has carefully read and understands the contents of this Agreement; (d) understands that it has the right to consult with independent counsel regarding the terms of this Agreement; and (e) enters into this Agreement without any inducement other than that which is described herein.

7.3.	Parties to Bear Own Costs and Attorneys’ Fees. The Parties acknowledge and agree that each Party shall bear its own costs, expenses, claims to interest, and attorneys’ fees incurred in or arising out of, or in any way connected with the matters which are referenced or covered in this Agreement, including preparation and execution of this Agreement. However, such limitation shall not apply to any effort by any Party to enforce the terms of this Agreement, and the prevailing Party in such effort shall be entitled to recovery of its attorney’s fees and costs as may be awarded by the Court.

7.4.	Entire Agreement. This Agreement represents and contains the entire agreement and understanding among the Parties hereto with respect to the subject matter of this Agreement, and supersedes any and all prior oral and written agreements and understandings. No representation, warranty, condition, understanding or agreement of any kind with respect to the subject matter shall be relied upon by the Parties except those contained herein. This Agreement may not be amended or modified except by an agreement signed by the party against whom enforcement of any modification or amendment is sought. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

7.5.	Advice of Counsel. In entering into this Agreement, the Parties each acknowledge and represent that they have sought and obtained the legal advice of their attorneys, who are the attorneys of their own choice. They further represent that the terms of this Agreement have been completely read by them, and that those terms (1) were negotiated; (2) are fully understood; and (3) are voluntarily accepted.

7.6.	Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Party’s respective legal heirs, successors or assigns.

7.7.	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws principles or choice of law rules and except to the extent that any rule pertaining to the construction of contracts to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any modifications or amendments to this Agreement.

7.8.	Change in Conditions. Each Party understands that if any fact with respect to any matter covered by this Agreement is found to be other than, or different from, the facts now believed by it to be true, it expressly accepts and assumes the risk of such possible differences in facts, and agrees that this Agreement shall be, and remain, in effect notwithstanding such differences in fact.

7.9.	Severability. Should any portion (word, clause, phrase, sentence, paragraph or Section) of this Agreement be declared void, invalid, or unenforceable by a court or other government body of competent jurisdiction, such portion shall be considered independent and severable from the remainder, the validity of which shall remain unaffected.

7.10.	Further Instruments. The Parties hereto agree that they will execute any and all other documents or legal instruments that may be necessary or required to carry out and effectuate all of the provisions hereof.

7.11.	Recitals and Headings. The recitals are to be considered part of this Agreement and must be considered when construing this Agreement. The headings of the paragraphs herein are for convenience of reference only and are not to be considered in construing this Agreement.

7.12.	Counterparts/Facsimile Signatures. This Agreement may be executed in one or more counterparts, including facsimiles and email, each of which shall be considered one and the same agreement, and shall be effective when one or more counterparts have been signed and delivered by each of the Parties hereto. This Agreement may be executed and delivered by electronic email or facsimile (including scanning) transmission with the same force and effect as if it were executed and delivered by the Parties simultaneously in the presence of one another, and signatures on an email or a facsimile copy hereof shall be deemed authorized original signatures.

7.13.	Enforcement. In the event of a party’s material breach of this Settlement Agreement and General Release, the non-breaching party may initiate action seeking any and all appropriate sanctions, damages, and remedies, including, but not limited to, injunctive or other equitable relief, damages, costs and interest. In the event such action to enforce the terms of this Agreement is initiated, the prevailing party will be entitled to its attorneys’ fees and costs as determined by a Court with jurisdiction over the dispute.

7.14.	No Transfer/Assignment of Rights. The Parties warrant and represent that they have not assigned or transferred or purported to assign or transfer to any person or entity all or any part of or any rights, obligations or interest in any claim or obligation released under this Settlement Agreement. The Parties may not assign, hypothecate or transfer any of the rights, benefits or obligations contained herein, including the Note attached as Exhibit B, without the express written consent of all of the Parties to this Agreement.

7.15.	Amendment. This Settlement Agreement may not be modified, altered or changed except upon express written consent of all Parties wherein specific reference is made to this Settlement Agreement and is signed by all of the Parties.

IN WITNESS WHEREOF, the Parties execute this Agreement on the dates set forth below.

DATED: January 31, 2014	MAD CATZ INTERACTIVE, INC.

	By:	/s/ Darren Richardson
Darren Richardson
President & CEO

DATED: January 31, 2014	MAD CATZ, INC.

	By:	/s/ Darren Richardson
Darren Richardson
President & CEO

DATED: January 31, 2014	Christopher Von Huben, an individual

	By:	/s/ Christopher Von Huben

DATED: January 31, 2014	Frank Sansone, an individual

	By:	/s/ Frank Sansone

DATED: January 31, 2014	Dan Rafferty, an individual

	By:	/s/ Dan Rafferty

DATED: January 31, 2014	PXM DESIGN, INC.

	By:	/s/ Jennifer Weissman
	Its:	President

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

Exhibit A - Fixed Payment Schedule

	Month	Cumulative

February 2014	—	—

March 2014	—	—

Apr-2014	—	—

May-2014	$***	$***

Jun-2014	$***	$***

Jul-2014	$***	$***

Aug-2014	$***	$***

Sep-2014	$***	$***

Oct-2014	$***	$***

Nov-2014	$***	$***

Dec-2014	$***	$***

Jan-2015	$***	$***

Feb-2015	$***	$***

Mar-2015	$***	$***

Apr-2015	$***	$***

May-2015	$***	$***

Jun-2015	$***	$***

Jul-2015	$***	$***

Aug-2015	$***	$***

Sep-2015	$***	$***

Oct-2015	$***	$***

Nov-2015	$***	$***

Dec-2015	$***	$***

Jan-2016	$***	$***

Feb-2016	$***	$***

Mar-2016	$***	$***

Apr-2016	$***	$***

Payment Percentages

Chris Von Huben	84.0606%
Frank Sansone	5.3131%
Dan Rafferty	5.3131%
PXM Design Inc	5.3131%

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM THIS EXHIBIT

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

Exhibit B - Promissory Note

$2,475,000.00	San Diego, California
February 27, 2014

FOR VALUE RECEIVED AND DEBT ACKNOWLEDGED, Mad Catz, Inc., a Delaware corporation, and Mad Catz Interactive, Inc., a corporation organized under the Business Corporation Law of Canada, and its affiliated and subsidiary companies on the one hand (collectively referred to as the “Makers”) promises to jointly and severally pay to the former Stockholders of Tritton Technologies, Inc., or their successor or assigns (collectively referred to as “Holder”), according to the schedule set forth on Exhibit A to this promissory note (this “Note”) the sum of Two Million Four Hundred and Seventy-Five Thousand Dollars ($2,475,000.00).

1. Payments. The payments shall be made according to the schedule set forth on Exhibit A. Payments will be due and payable in lawful money of the United States of America. Each payment will be made to each Holder in accordance with the percentages set forth on Exhibit A.

2. Acceleration. Subject to the provisions of Sections 3 and 4 below, if a default occurs in the performance of any of the agreements in this note, the entire principal sum will at once become due and payable, without notice, at the option of the Holder of this Note. Failure to exercise such option will not constitute a waiver of the right to exercise it in the event of any subsequent default.

3. Limitation on Payments. Notwithstanding anything to the contrary set forth in this Note, this Note shall not accelerate and no violation or default under this Note shall occur or exists for failure to make any payment hereunder if the reason the payment is not made on the appointed date or thereafter is because Makers cannot make such payment because of any default of the banking covenants or because the making of such payment would cause Makers to be in default or otherwise violate the banking covenants, in each case, under (a) that certain Fourth Amended and Restated Loan Agreement dated August 1, 2012 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Loan Agreement”) between Wells Fargo Capital Finance, LLC (“Wells Fargo”), Mad Catz, Inc. (the “Borrower”) and the Obligors party thereto or (b) that certain Consent and Waiver Agreement dated May 28, 2010 (as amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Consent Agreement”) between Wells Fargo, the Borrower and the Obligors party thereto. Even though no acceleration is permitted and no breach or default hereunder shall occur as a result of failure to make a payment for the reasons provided above, Makers will (1) pay simple interest in the amount of 5% per annum on the amount of any payment that is not made in the amount or on the date specified on Exhibit A from the date such payment was supposed to have been made and continuing until the day such payment is actually made and (2) provide Holder with documents sufficient to reasonably demonstrate that making such payment will cause Makers to violate the covenants and obligations under the Loan Agreement and/or the Consent Agreement.

4. Cure. Before acceleration hereunder, Makers shall have the right to cure any default in payment hereunder for a period of thirty (30) days following written notice by Holder to Makers; provided, however, if any payment is not made due to the limitations on payment described in Section 3 above, then Makers shall have the right to cure such default for a period of five (5) business days following the date that such limitations no longer exist. Makers will use commercially reasonable efforts to cure any violation of such banking covenants.

5. Interest. This Note shall not bear interest

6. Attorneys’ Fees. Makers agree to pay the following costs, expenses, and attorney’s fees paid or incurred by the Holder of this note, or adjudged by a Court if Makers fail to make the payments and such payment is not excused by the provisions set forth in Section 3 above: (1) reasonable costs of collection, reasonable costs, expenses, and attorneys’ fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and (2) costs of such sum as the Court may adjudge as attorneys’ fees in an action to enforce payment of this Note or any part of it.

6. Prepayment. Makers shall have the right at any time to prepay any amount owing, in whole or in part.

7. Default; Right to Accelerate Payment. Subject to the provisions set forth in Sections 3 above, Makers shall be in default of this Note and this Note shall become due and payable in the amount of the principal sum then unpaid and all other amounts owing in connection with this Note and/or the Settlement Agreement of even date herewith by and between Makers and Holder, at the option of the Holder, without notice or demand, upon the occurrence or following of any of the following:

(a)	If Makers fail to pay timely any of the monies due and owing under this Note on the date the sum becomes due and payable or within thirty (30) days thereafter; or

(b)	If Mad Catz Interactive, Inc. or Mad Catz, Inc. files for bankruptcy or executes an assignment for the benefit of creditors.

8. Notice. All notices under this note shall be in writing and shall be delivered by personal service, facsimile transmission, or by certified or registered mail, postage prepaid, return receipt requested, to the parties. Any written notice to any of the parties required or permitted hereunder shall be deemed to have been duly given on the date of service if served personally or if served by facsimile transmission (with confirmation of receipt), or seventy-two (72) hours after the mailing. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided hereunder shall be deemed to be receipt of the notice, demand or request sent. Notices to the parties shall be addressed as follows:

Makers:	Name	Mad Catz Inc.
	Address	7480 Mission Valley Rd., Ste. 101
San Diego, CA 92108
Attn: President
	Facsimile	(619) 683-9839

Holder:	Name	Chris Von Huben
	Address	6928 Corte Langosta
Carlsbad, California 92009

9. Assignment. This Note may not be assigned by either party without the written consent of the other party.

10. Governing Law. The validity, interpretation, and performance of this note shall be governed by and in accordance with the laws of the State of California.

11. Amendments. The provisions of this Note may not be amended or modified, unless agreed to, in writing, signed by Makers and the Holder making specific reference to the Note.

12. Severability. If any provision of this Note is found to be invalid or unenforceable, all other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

Makers:

Mad Catz Inc., a Delaware Corporation

By:
Name

Its:	President and CEO
Title

Mad Catz Interactive Inc., a Canadian Business
Corporation

By:
Name

Its:	President and CEO
Title

CERTAIN INFORMATION INDICATED BY [***] HAS BEEN DELETED FROM

THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT UNDER RULE 24b-2.

Exhibit A -Fixed Payment Schedule

	Month	Cumulative

February 2014	—	—

March 2014	—	—

Apr-2014	—	—

May-2014	$***	$***

Jun-2014	$***	$***

Jul-2014	$***	$***

Aug-2014	$***	$***

Sep-2014	$***	$***

Oct-2014	$***	$***

Nov-2014	$***	$***

Dec-2014	$***	$***

Jan-2015	$***	$***

Feb-2015	$***	$***

Mar-2015	$***	$***

Apr-2015	$***	$***

May-2015	$***	$***

Jun-2015	$***	$***

Jul-2015	$***	$***

Aug-2015	$***	$***

Sep-2015	$***	$***

Oct-2015	$***	$***

Nov-2015	$***	$***

Dec-2015	$***	$***

Jan-2016	$***	$***

Feb-2016	$***	$***

Mar-2016	$***	$***

Apr-2016	$***	$***

Payment Percentages

Chris Von Huben	84.0606%
Frank Sansone	5.3131%
Dan Rafferty	5.3131%
PXM Design Inc	5.3131%